UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                   FORM 8-K/A

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



       Date or Report (Date of earliest event reported): January 31, 2003


                                   QMED, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its Charter)

         Delaware                        0-11411                 22-2468665
-----------------------------         ------------           -------------------
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                  File No.)            Identification No.)

25 Christopher Way, Eatontown, New Jersey                        07724
------------------------------------------                   ------------
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (732) 544-5544



                         100 Metro Park South, Laurence
                            Harbor, New Jersey 08878
          -------------------------------------------------------------
         (Former Name or former address, if changed since last report.)

Item 9.   Regulation FD Disclosure

         On January 31, 2003, QMed, Inc. (the "Company") issued a press release announcing the termination of contracts with Regence of Oregon and Washington and providing additional outlook information. A copy of this press release has been furnished with this current report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

         The information in this report is being furnished pursuant to Regulation FD. In accordance with General Instruction B.2. of Form 8-K, the information in this report shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The furnishing of the information set forth in this report is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

        (a)       Financial Statements

                  None

        (b)       Pro Forma Financial Information

                  None

        (c)       Exhibits

                  99.1 Press release dated January 31, 2003 issued by QMed, Inc. regarding termination of contracts with Regence of Oregon and Washington.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     QMED,  INC.
                                                     (Registrant)


Date:   February 3, 2003                    By:  /s/ Bill Schmitt
                                               ---------------------------------
                                               Bill Schmitt
                                               Senior Vice President and CFO